Revenues	6 Months Ended
Jun. 30, 2018
Revenue from Contract with Customer [Abstract]
Revenues

NOTE 4:- REVENUES

The adoption of Topic 606 did not have a material impact on the Company’s consolidated balance sheets as of June 30, 2018 and statements of operations and cash flows for the six months period ended June 30, 2018. In accordance with the new standard, unbilled accounts receivable were reclassified as contract assets and advance payments and billings in excess of revenue were reclassified as contract liabilities as of June 30, 2018 and December 31, 2017, none of which resulted in a change to total current assets or total current liabilities.

The following table presents the significant changes in the advances from customers balance during the six months ended June 30, 2018:

Six months ended June 30, 2018
Unaudited
Balance, beginning of the period	$41
New performance obligations	116
Reclassification to revenue as a result of satisfying performance obligation	(41)
Balance, end of the period	$116

The following table summarizes our contract assets and liabilities balances:

2018
Unaudited

Contract assets at January 1, 2018	$1,140
Contract assets at June 30, 2018	$1,188

Change in contract assets - increase	$48

Contract liabilities at January 1, 2018	$145
Contract liabilities at June 30, 2018	$431

Change in contract liabilities - increase	$286

Net change	$238

For the six months ended June 30, 2018, the entire amount that was previously included in the beginning balance of contract liabilities was recognized.

The Company’s unsatisfied performance obligations as of June 30, 2018 and the estimated revenue expected to be recognized in the future related to long-term fixed price contracts amounts to $2,070. The Company expect to recognize approximately 95% of this amount as revenues during the next 12 months and the rest thereafter.